EXHIBIT 10.192

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of July 9, 2008, among DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., a Delaware corporation (the “Borrower”), various financial institutions as are party to the Credit Agreement referred to below (the “Lenders”) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement (immediately prior to the effectiveness of this First Amendment).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders, the Administrative Agent and The Bank of Nova Scotia, as syndication agent, are parties to a Credit Agreement, dated as of June 15, 2007 (as in effect on the date hereof, the “Credit Agreement”); and

WHEREAS, the parties hereto desire to make certain modifications to the Credit Agreement as set forth herein;

NOW, THEREFORE, it is agreed:

I.	Amendments to Credit Agreement.

1.         Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in such Section in the appropriate alphabetical order:

“Excess Liquidity” means, with respect to any date of determination, the remainder, as of the last day of the Related Month (as defined in the Base Indenture) with respect to such date of determination, of (a) the sum, without duplication, of (i) the U.S. Vehicle Debt Capacity as of such last day of such Related Month and the aggregate available subordinated amount for all Series of Notes (defined as the series specific “Available Subordinated Amount” in each related Base Indenture Supplement) outstanding as of such last day of such Related Month, (ii) the Revolving Loan Commitment Amount as of such last day of such Related Month, and (iii) Unrestricted Cash as reflected on the Borrower’s balance sheet as of such last day of such Related Month, minus (b) the sum of (i) all U.S. Vehicle Debt outstanding as of such last day of such Related Month, (ii) the minimum enhancement required for all outstanding Series of Notes issued pursuant to the Base Indenture as of such last day of such Related Month, (iii) all Manufacturer Receivables (as defined in each related Base Indenture Supplement) that are not Eligible Receivables (as defined in each related Base Indenture Supplement), or that are otherwise excluded from the Aggregate Asset Amount (as defined in the Base Indenture), for all outstanding Series of Notes secured by such Manufacturer Receivables as of such last day of such Related Month, and (iv) the sum, without duplication, of (x) the aggregate amount of debt outstanding under this Agreement arising from Revolving Loans and Swingline Loans thereunder as of such last day of such Related Month and (y) the aggregate amount of Letters of Credit Outstandings under this Agreement as of such last day of such Related Month and not included in item (b)(ii) above.

“Series Insurer” means the Person providing or issuing a note guaranty insurance policy under all or any portion of the MTN Program.

“Total Capacity” means, as of any date of determination, an amount equal to the sum of (i) the aggregate principal amount of outstandings under the MTN Program, the Conduit Program and the CP Program on such date and (ii) the aggregate available unfunded commitment under the MTN Program, the Conduit Program and the CP Program on such date.

“U.S. Vehicle Debt” means Vehicle Debt incurred in connection with the financing or leasing of any Vehicle used in the ordinary course of the Borrower’s business in the United States.

“U.S. Vehicle Debt Capacity” means, as of any date of determination, the aggregate amount borrowed as U.S. Vehicle Debt or that is available to be borrowed as U.S. Vehicle Debt by the Borrower or its Wholly Owned Subsidiaries under all credit facilities and/or securitization programs existing as of such date; provided that, for the avoidance of doubt, the Commitments shall not, in whole or in part, constitute U.S. Vehicle Debt Capacity.

2.         Section 8.1.1 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (k) thereof, (ii) deleting the period appearing at the end of clause (l) thereof and inserting “; and” in lieu thereof and (iii) inserting the following new clause (m) at the end thereof:

“(m) (A) as soon as possible and in any event within 60 days after an Event of Bankruptcy (as defined in the applicable Base Indenture Supplement) with respect to a Series Insurer under a Base Indenture Supplement has occurred, a detailed financial plan (including, but not limited to, cash flow projections prepared on a monthly basis for the 12 month period following the Event of Bankruptcy) as to the effects on the Borrower and its Subsidiaries as a result of such Event of Bankruptcy and what actions the Borrower and its Subsidiaries have taken and propose to take with respect thereto and (B) as soon as possible and in any event within 30 days after the end of each month ending after the delivery of the financial plan pursuant to preceding sub-clause (A) (but only for so long as the sooner to occur of the following: (i) the Event of Bankruptcy does not continue or (ii) repayment in full of the notes issued under the applicable Base Indenture Supplement that are affected by such Event of Bankruptcy), a detailed update to such financial plan (which update also shall include (without limitation) a 12 month cash flow projection prepared on a monthly basis and rolled forward by an additional month in each subsequent monthly update, as well as a variance report comparing the actual results for such month and the then year-to-date period against the plan for such month and year-to-date period).”

3.         Section 9.1.5(b) of the Credit Agreement is hereby restated to read in its entirety as follows:

“(b)     (i) An Amortization Event (as defined in the Base Indenture) shall have occurred (other than, except as provided below, an Amortization Event in the MTN Program resulting from an Event of Bankruptcy with respect to a Series Insurer under a Base Indenture Supplement), (ii) an Amortization Event in the MTN Program resulting from an Event of Bankruptcy with respect to a Series Insurer under a Base Indenture Supplement shall have occurred and either (x) the Excess Liquidity is less than $300,000,000 or (y) the Total Capacity on any date is more than $400,000,000 lower than the Total Capacity on the date that an Amortization Event resulting from an Event of Bankruptcy of a Series Insurer is first declared or (iii) other than as a result of an Amortization Event in the MTN Program due to an Event of Bankruptcy of a Series Insurer, RCFC shall become unable to finance the purchase of Vehicles pursuant to the MTN Program, the Conduit Program, the CP Program or any other material program or facility established for the purchase of Vehicles and the Borrower, Operations or Thrifty, as the case may be, shall have failed to replace the MTN Program, Conduit Program, CP Program or other material program or facility established for the purchase of vehicles, as the case may be, with an alternative source of financing having terms acceptable to the Required Lenders within 30 days of such occurrence.”

II.	Miscellaneous Provisions.

1.         In order to induce the Lenders to enter into this First Amendment, the Borrower hereby represents and warrants that:

(a)       no Default or Event of Default exists on the First Amendment Effective Date (as defined below), immediately before and after giving effect to this First Amendment; and

(b)       all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date (as defined below) immediately before and after giving effect to this First Amendment, with the same effect as though such representations and warranties had been made on and as of the First Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.         This First Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

3.         This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.         THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5.         This First Amendment shall become effective on the date (the “First Amendment Effective Date”) when (i) the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attention: Aliza Feldman (facsimile: 212-354-8113 / email: afeldman@whitecase.com) and (ii) the Administrative Agent shall have received the wire transfer of immediately available funds, for the ratable account of each Lender signatory hereto, a fee equal to 0.25% of the sum of (A) the aggregate principal amount of Term Loans plus (B) the aggregate amount of Revolving Loan Commitments of the Lenders, in each case as of the First Amendment Effective Date and who have consented to this First Amendment on or prior to the First Amendment Effective Date.

6.         From and after the First Amendment Effective Date, all references in the Credit Agreement and in each of the other Loan Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified hereby on the First Amendment Effective Date, pursuant to the terms of this First Amendment.

* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officer or officers to execute and deliver this First Amendment as of the date first above written.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC. By:/s/ Pamela S. Peck Title: Vice President and Treasurer
DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and a Lender By: /s/ Omayra Laucella Title: Vice President By: /s/ Eric Morrisey Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

ABS Loans 2007 Limited

By: /s/ John Bows_______________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

ScotiaBank (Ireland) LTD

By: /s/ Arlene Arellano______________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Artus Loan Fund 2007-I, LTD.

By: Babson Capital Management LLC as Collateral Manager

By: /s/ T.Q. McDonnell_______________________
Title: Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Wasatch CLO LTD

By: INVESCO Senior Secured Management, Inc.

As Porfolio Manager

By: /s/ Thomas Ewald_____________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Saratoga CLO I, Limited

By: INVESCO Senior Secured Management, Inc.

As the Asset Manager

By: /s/ Thomas Ewald______________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Sagamore CLO LTD.

By: INVESCO Senior Secured Management, Inc.

As Collateral Manager

By: /s/ Thomas Ewald______________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Petrusse European CLO S.A.

By: INVESCO Senior Secured Management, Inc.

As Collateral Manager

By: /s/ Thomas Ewald_______________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Moselle CLO S.A.

By: INVESCO Senior Secured Management, Inc.

As Collateral Manager

By: /s/ Thomas Ewald______________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Nautique Funding LTD.

By: INVESCO Senior Secured Management, Inc.

As Collateral Manager

By: /s/ Thomas Ewald_____________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Limerock CLO I

By: INVESCO Senior Secured Management, Inc.

As Manager

By: /s/ Thomas Ewald_____________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Loan Funding IX LLC, for itself or as agent for Corporate Loan Funding IX LLC

By: INVESCO Senior Secured Management, Inc.

As Portfolio Manager

By: /s/ Thomas Ewald_______________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Katonah V, LTD.

By: INVESCO Senior Secured Management, Inc.

As Investment Manager

By: /s/ Thomas Ewald______________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Hudson Canyon Funding II, LTD.

By: INVESCO Senior Secured Management, Inc.

As Collateral Manager & Attorney InFact

By: /s/ Thomas Ewald_____________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Aim Floating Rate Fund

By: INVESCO Senior Secured Management, Inc.

As Sub-Advisor

By: /s/ Thomas Ewald_______________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Diversified Credit Portfolio LTD.

By: INVESCO Senior Secured Management, Inc.

As Investment Advisor

By: /s/ Thomas Ewald______________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Charter View Portfolio

By: INVESCO Senior Secured Management, Inc.

As Investment Advisor

By: /s/ Thomas Ewald_______________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Champlain CLO, LTD

By: INVESCO Senior Secured Management, Inc.

As Collateral Manager

By: /s/ Thomas Ewald______________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Celts CLO 2007-1 LTD

By: INVESCO Senior Secured Management, Inc.

As Portfolio Manager

By: /s/ Thomas Ewald_____________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Belhurst CLO LTD

By: INVESCO Senior Secured Management, Inc.

As Collateral Manager

By: /s/ Thomas Ewald_______________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Avalon Capital LTD. 3

By: INVESCO Senior Secured Management, Inc,

As Asset Manager

By: /s/ Thomas Ewald______________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Atlantis Funding LTD.

By: INVESCO Senior Secured Management, Inc.

As Collateral Manager

By: /s/ Thomas Ewald_______________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Alzette European CLO S.A.

By: INVESCO Senior Secured Management, Inc.

As Collateral Manager

By: /s/ Thomas Ewald_______________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

CREDIT SUISSE, Cayman Islands Branch

By: /s/ Mark Gleason______________________
Title: Managing Director

By: /s/ Shaheen Malik______________________
Title: Associate

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Atlas Loan Funding (Navigator), LLC

By: /s/ Heather M. Jousma_______________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

International Bank of Commerce

By: /s/ Andrew Levinson______________________
Title: First Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Raymond James Bank, FSB

By: /s/ Joseph A. Ciccolini_______________________
Title: Vice President - Senior Corporate Banker

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

M&I Marshall & Ilsley Bank

By: /s/ Gianna Haas______________________
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Bank of Montreal

By: /s/ Barry Stratton_______________________
Title: Vice-President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Mountain View CLO III LTD.

By: Seix Investment Advisors LLC, as Collateral Manager

By: /s/ George Goudelias_____________________
Title: Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Morgan Stanley Bank

By: /s/ Melissa James_______________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

AMMC VIII, Limited

By: American Money Management Corp.,

as Collateral Manager

By: /s/ Chester M. Eng______________________
Title: Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Arvest Bank

By: /s/ Kevin M. Lackner______________________
Title: Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Midfirst Bank

By: /s/ Nicholas E. Fitzgerald_____________________
Title: Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

General Electric Capital Corporation

By: /s/ Bond Harberts______________________
Title: Duly Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Halcyon Structured Asset Management Long Secured/Short Unsecured CLO 2007-I, LTD.*

*Know before as: Halcyon Structured Asset Management Long Secured/Short Unsecured CLO II, LTD.

By: /s/ Dave Martino______________________
Title: Controller

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Octagon Investment Partners VIII, LTD.

By: Octagon Credit Investors, LLC

as Collateral Manager

Octagon Investment Partners XI, LTD.

By: Octagon Credit Investors, LLC

as Collateral Manager

Hamlet II, LTD.

By: Octagon Credit Investors, LLC

as Portfolio Manager

By: /s/ Michael B. Nechamkin_______________________
Title: Senior Portfolio Manager

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Blue Mountain CLO III LTD.

By: /s/ Michael Abatemarco_____________________
Title: Associate

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Atrium III

Atrium IV

Atrium V

Atrium VI

Castle Garden Funding

Credit Suisse Asset Management Syndicated Loan Fund

CSAM Funding II

CSAM Funding III

CSAM Funding IV

Madison Park Funding I, Ltd.

Madison Park Funding II, Ltd.

Madison Park Funding III, Ltd.

Madison Park Funding IV, Ltd.

Madison Park Funding V, Ltd.

By: /s/ Thomas Flannery_____________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Amegy Bank National Association

By: /s/ Cyndi Giles_______________________
Title: Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

JPMorgan Chase Bank, N.A.

By: /s/ Robert P. Kellas_______________________
Title: Executive Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Bank of Tokyo-Mitsubishi UFJ Trust Company

By: /s/ Patrick F. Reidy_______________________
Title: Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Bayerische Hypo-Und Vereinsbank AG, New York Branch

By: /s/ Ken Hamilton_______________________
Title: Director

By: /s/ Richard Cordover_____________________
Title: Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

SF-3 Segregated Portfolio, a segregated portfolio of Shiprock Finance, SPC, for which Shiprock Finance, SPC is acting on behalf of and for the account of SF-3 Segregated Portfolio

By: /s/ Sean Bresnahan_______________________
Title: Attorney In Fact

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Four Corners CLO 2005-I, LTD, as Lender

By: Four Corners Capital Management, LLC,

as Collateral Manager

By: /s/ Kapil Singh_____________________
Title: Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Genesis CLO 2007-I Ltd.

By: Ore Hill Partners LLC

Its: Investment Advisor

By: /s/ Claude A. Baum, Esq.______________________
Title: General Counsel, Ore Hill Partners LLC

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Bank of Oklahoma, N.A.

By: /s/ Jamey C. Webb______________________
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Halcyon Loan Investors CLO I, LTD.

By: /s/ Dave Martino_______________________
Title: Controller

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Halcyon Structured Asset Management CLO I LTD.

By: /s/ Dave Martino_______________________
Title: Controller

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Duane Street CLO IV, LTD.

By: DiMaio Ahmad Capital LLC

As Collateral Manager

By: /s/ Kimberly Niehaus_____________________
Title: Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Canaras Summit CLO LTD

By: Canaras Capital Management LLC

As Sub-Investment Advisor

By: /s/ Andrew J. Heller______________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Rampart CLO 2007 Ltd.

By: Stone Tower Debt Advisors LLC,

As its collateral manager

By: /s/ Michael W. Delpercio_______________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Stone Tower CLO VIII Ltd.

By: Stone Tower Debt Advisors LLC,

As its collateral manager

By: /s/ Michael W. Delpercio______________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Navigator CDO 2004, LTD., as a Lender

By: GE Asset Management Inc., as Collateral Manager

By: /s/ Kathleen Brooks______________________
Title: Authorized Signatory

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

LaSalle Bank National Association

By: /s/ Stevens E. Warrick______________________
Title: Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

Bank of America, N.A.

By: /s/ Stevens E. Warrick______________________
Title: Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

The Bank of Nova Scotia

By: /s/ J.F. Todd_______________________
Title: Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST ABOVE WRITTEN AMONG DOLLAR THRIFTY AUTOMOTIVE GROUP, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

BNP Paribas

By: /s/ Andrew Strait_______________________
Title: Managing Director

By: /s/ Chloe Palfer-Sollier_______________________
Title: Vice President